Exhibit 99.3

                    KeyBank Mortgage Loan Purchase Agreement



                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------

            This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective August 14, 2007, between KeyBank National Association, as seller (the "Seller"), and Deutsche Mortgage & Asset Receiving Corporation, as purchaser (the "Purchaser").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the commercial, multifamily and manufactured housing mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            It is expected that the Mortgage Loans will be transferred, together with other commercial, multifamily and manufactured housing mortgage loans (such mortgage loans, the "Other Mortgage Loans") to COMM 2007-C9 Mortgage Trust, a trust fund (the "Trust Fund") to be formed by the Purchaser, the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc., and Standard and Poor's Rating Services, a division of The McGraw Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates will be registered under the Securities Act of 1933, as amended. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, Capmark Finance Inc., as the master servicer with respect to the Mortgage Loans sold to the trust by Capmark Finance Inc. and the Capmark/GACC Mortgage Loans (as defined therein) (the "Capmark Master Servicer"), KeyCorp Real Estate Capital Markets, Inc., as the master servicer with respect to the Mortgage Loans sold to the trust by German American Capital Corporation (other than the Capmark/GACC Mortgage Loans) and KeyBank National Association (the "KRECM Master Servicer"), LNR Partners, Inc., as special servicer with respect to all of the Mortgage Loans other than the DDR Portfolio Mortgage Loan (in such capacity, the "Special Servicer"), Deutsche Bank Trust Company Americas, as certificate administrator and paying agent, and Wells Fargo Bank, N.A., as trustee (the "Trustee").

            The Purchaser intends to sell certain of the Certificates to Deutsche Bank Securities Inc. ("DBS"), Capmark Securities Inc. ("CSI"), KeyBanc Capital Markets Inc. ("KCM"), Citigroup Global Markets Inc. ("Citi") and Morgan Stanley & Co. Incorporated ("Morgan Stanley," and collectively with DBS, CSI, KCM and Morgan Stanley, in such capacity the "Underwriters") pursuant to an underwriting agreement dated August 8, 2007 (the "Underwriting Agreement"). The Purchaser intends to sell certain other Certificates pursuant to a certificate purchase agreement dated August 8, 2007 (the "Certificate Purchase Agreement") to Deutsche Bank Securities Inc. (in such capacity, the "Initial Purchaser"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement (as of the Closing Date) or in the Indemnification Agreement which was entered into by the Seller, the Purchaser and the Underwriters on August 6, 2007 (the "KRECM Indemnification Agreement").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            Subject to the terms and conditions set forth in this Agreement, the Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser upon receipt of the Mortgage Loan Purchase Price referred to in this Section 1, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on August 14, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on the related Due Date of each Mortgage Loan in August 2007 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before the Cut-off Date, whether or not received, of $325,280,296, subject to a variance of plus or minus 5.0%. The purchase price of the Mortgage Loans (inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof) (the "Mortgage Loan Purchase Price") shall be equal to the amount set forth on the cross receipt between the Seller and the Purchaser dated the date hereof.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) On the Closing Date, subject only to receipt by the Seller of the Mortgage Loan Purchase Price, the satisfaction of the other closing conditions required to be satisfied on the part of Purchaser pursuant to Section 7 and the issuance of the Certificates, the Seller agrees to sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule, including all rights to payment in respect thereof, which includes all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (subject to the proviso in the next sentence), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans, subject to (i) that certain Servicing Rights Purchase Agreement dated as of August 1, 2007 between the KRECM Master Servicer and the Seller and (ii) the rights of the holders of the Western Plaza B Loan under the Western Plaza Intercreditor Agreement. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided, however, that all scheduled payments of principal and interest accrued but not paid thereon, due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller, and the Purchaser or its successors or assigns shall promptly remit any such payments to the Seller.

            On or prior to the Closing Date, the Seller shall retain a third party vendor reasonably satisfactory to the Controlling Class Representative to complete the assignment and recordation of the related Loan Documents, as contemplated by the next sentence. On or promptly following the Closing Date, the Seller shall cause such third party vendor, to the extent possession of recorded copies of each Mortgage and the documents described in clauses (iii),
(iv), (v), (viii), (xiii) and (xiv) of Exhibit B have been delivered to it, at the expense of the Seller, (1) to prepare and record (a) each Assignment of Mortgage referred to in clause (iii) of Exhibit B which has not yet been submitted for recording and (b) each Reassignment of Assignment of Leases, Rents and Profits referred to in clause (viii)(B) of Exhibit B (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) to prepare and file each UCC assignment of financing statement referred to in clause (v)(B) or (xiii) of Exhibit B which has not yet been submitted for filing or recording. The Seller shall direct the related third party vendor to promptly prepare and submit (and in no event later than 30 Business Days following the receipt of the related documents in the case of clause 1(a) of the prior sentence and 60 days following the receipt of the applicable documents in the case of clauses 1(b) and 2 of the prior sentence) for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Seller, at its expense, shall promptly prepare a substitute document for signature by the Purchaser or itself, as applicable, and thereafter the Seller shall cause each such document to be duly recorded or filed. The Seller shall, promptly upon receipt of the original recorded or filed copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian (in the case of each UCC financing statement or UCC assignment of financing statement, with evidence of filing or recording thereon). Notwithstanding anything to the contrary contained in this Section 2, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Seller shall be deemed to have been satisfied upon delivery to the Custodian of a copy of the recorded original of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable.

            (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, on or before the Closing Date, the documents and/or instruments referred to in clauses (i), (ii), (vii),
(xi) and (xvii) of Exhibit B for each Mortgage Loan so assigned (with originals with respect to clauses (i) and (xvii) and copies with respect to clauses (ii),
(vii) and (xi)) and, within 30 days following the Closing Date, the remaining applicable documents in Exhibit B for each such Mortgage Loan with copies to the KRECM Master Servicer.

            (c) If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Note, the Seller shall deliver a copy or duplicate original of such Note, together with an affidavit certifying that the original thereof has been lost or destroyed and an indemnification in connection therewith in favor of the Trustee.

            (d) If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv)(A), (v)(A), (viii)(A), (xiv) and
(xvi) of Exhibit B and the UCC financing statements and UCC assignments of financing statements referred to in clause (xiii) of Exhibit B, with evidence of recording or filing thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded or filed document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the applicable public recording or filing office, the applicable title insurance company or by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee within 45 days after the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days after the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate public recording or filing office such original or copy).

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (vii) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a binder marked as binding and countersigned by the title insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company) or an acknowledged closing instruction or escrow letter, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon (i) notification from the Seller that the purchase price referred to in Section 1 has been received by the Seller and (ii) the issuance of the Certificates, the Purchaser shall be authorized to release to the Trustee or its designee all of the Mortgage Files in the Purchaser's possession relating to the Mortgage Loans.

            Notwithstanding anything herein to the contrary, with respect to the documents referred to in clause (xvii) and clause (xviii) on Exhibit B, the KRECM Master Servicer shall hold the original of each such document in trust on behalf of the Trustee in order to draw on such letter of credit on behalf of the Trust and the Seller shall be deemed to have satisfied the delivery requirements of this Agreement by delivering the original of each such document to the KRECM Master Servicer. The Seller shall pay any costs of assignment or amendment of such letter of credit required (which assignment or amendment shall change the beneficiary of the letter of credit to the Trust in care of the KRECM Master Servicer) in order for the KRECM Master Servicer to draw on such letter of credit on behalf of the Trust. In the event that the documents specified in clause (xviii) on Exhibit B are missing because the related assignment or amendment documents have not been completed, the Seller shall take all reasonably necessary steps to enable the KRECM Master Servicer to draw on the related letter of credit on behalf of the Trust including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions from the KRECM Master Servicer and immediately remitting such funds (or causing such funds to be remitted) to the KRECM Master Servicer.

            Contemporaneously with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver a power of attorney to each of the KRECM Master Servicer and the Special Servicer at the direction of the Controlling Class Representative or its assignees, to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and recordation of its Loan Documents until the assignment and recordation of all such Loan Documents has been completed.

            (e) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (viii)(B) of Exhibit B and each UCC-2 and UCC-3 assignment of financing statement, if any, referred to in clause
(v)(B) of Exhibit B. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

            (f) Except as provided below, all documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B but that are reasonably required to service the Mortgage Loans (all such other documents and records, including Environmental Reports, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the KRECM Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date; provided, however, the Seller shall not be required to deliver, and the Servicing File shall not be deemed to include drafts of Loan Documents, attorney-client or internal communications of the Seller or its affiliates or Seller's credit underwriting or due diligence analyses or related data (as distinguished from Environmental Reports, financial statements, credit reports, title reports, structural and engineering reports, appraisals and other reports, analyses or data provided by the Borrowers or third parties other than the Seller's attorneys). If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the KRECM Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller or its agent shall deliver a copy of the related Servicing File to the KRECM Master Servicer.

            (g) Each of the Seller's and the Purchaser's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale, including for accounting purposes. Following the transfer of the Mortgage Loans to the Purchaser, the Seller will not take any action inconsistent with the ownership of the Mortgage Loans by the Purchaser or its assignees.

            (h) Furthermore, it is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Purchaser as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Purchaser and not a pledge of the Mortgage Loans by Seller to Purchaser to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (i) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (ii) the conveyance provided for in this Agreement shall hereby grant from Seller to Purchaser a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

                  (B) all accounts, contract rights, general intangibles,
            chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                  (C) all cash and non-cash proceeds of the collateral described in clauses (A) and (B) above payable after the Cut-off Date;

            (iii) the possession by Purchaser or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

            (iv) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Purchaser or its assignee for the purpose of perfecting such security interest under applicable law.

            The Seller at the direction of the Purchaser or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Purchaser and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may execute and file such UCC Financing Statements as may be reasonably necessary or appropriate to accomplish the foregoing.

            (i) It is further acknowledged and agreed by the Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to the Mortgage Loans and all rights and remedies under this Agreement (excluding the Purchaser's rights and remedies under Section 9 below and the KRECM Indemnification Agreement) to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under Section 6 to the Purchaser in the event of a Material Breach or a Material Defect; provided, that the Trustee on behalf of the Certificateholders shall be a third-party beneficiary of this Agreement and shall be entitled to enforce any obligations of the Seller hereunder in connection with a Material Breach or a Material Defect as if the Trustee on behalf of the Certificateholders had been an original party to this Agreement.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law under Section 6 for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, the Trustee on behalf of the Certificateholders and the respective successors-in-interest of the Purchaser and the Trustee, each of the representations and warranties set forth in Exhibit C subject to the exceptions set forth in Schedule C-1 to Exhibit C.

            (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

            (i) The Seller is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of, and compliance with, the terms of this Agreement by the Seller, do not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Seller to carry out the transactions contemplated by this Agreement.

            (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement do not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

            (viii) Insofar as it relates to the Mortgage Loans, the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement (as defined in the KRECM Indemnification Agreement) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the description of the Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in Time of Sale Information (as defined in the KRECM Indemnification Agreement), the Memorandum (as defined in the KRECM Indemnification Agreement) (insofar as the Prospectus Supplement is an exhibit thereto) and in the Prospectus Supplement under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates--Sponsors," "--Mortgage Loan Sellers," "--Originators," "--The Mortgage Pool," "Risk Factors--Risks Related to the Mortgage Loans," "Transaction Parties--The Sponsors" and "Description of the Mortgage Pool" and the information set forth on Annex A-1 and Annex A-2 and Annex B to the Prospectus Supplement, and to the extent it contains information consistent with that on such Annex A-1 and Annex A-2 set forth on the Diskette, does not (or, in the case of the Time of Sale Information, did not as of the Time of Sale (as defined in the KRECM Indemnification Agreement)) contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (ix) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of, or compliance by, the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (c) Upon discovery by any of the Seller or the parties to the Pooling and Servicing Agreement of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee on behalf of the Certificateholders or any Certificateholder, the party discovering such breach shall give prompt written notice to the Seller and/or the other parties, as applicable.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

            (ii) The execution and delivery of this Agreement by the Purchaser, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, do not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Purchaser's execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

            (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

            SECTION 6. Repurchases; Substitutions.

            (a) If any of the parties to this Agreement discovers that any document constituting a part of a Mortgage File has not been delivered within the time periods provided for herein, has not been properly executed, is missing, does not appear to be regular on its face or contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule (each, a "Defect"), or discovers or receives notice of a breach of any representation or warranty of the Seller made pursuant to Section 4(a) of this Agreement with respect to any Mortgage Loan (a "Breach"), such party shall give prompt written notice thereof to each of the Rating Agencies, the Seller, the parties to the Pooling and Servicing Agreement and the Controlling Class Representative. If any such Defect or Breach materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee or any Certificateholders, then such Defect shall constitute a "Material Defect" or such Breach shall constitute a "Material Breach," as the case may be; provided, however, that if any of the documents specified in clauses (i), (ii),
(vii), (xi) and (xvii) of the definition of "Mortgage File" is not delivered, and is certified as missing, pursuant to the first paragraph of Section 2.01(b) of the Pooling and Servicing Agreement, it shall be deemed a Material Defect. Promptly upon receiving written notice of any such Material Defect or Material Breach with respect to a Mortgage Loan (including through a written notice given by any party hereto, as provided above), the Seller shall, not later than 90 days from the Seller's receipt of notice from the KRECM Master Servicer, the Special Servicer, the Trustee or the Custodian of such Material Defect or Material Breach, as the case may be (or, in the case of a Material Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days after the Seller or any party to the Pooling and Servicing Agreement discovering such Material Defect or Material Breach) (any such 90-day period, the "Initial Resolution Period"), (i) cure the same in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price or (iii) substitute a Qualifying Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall such substitution occur later than the second anniversary of the Closing Date) and pay to the KRECM Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that with respect to any Material Defect arising from a missing document as to which the Trustee closing date certification stated the Trustee was not in possession of such document on the Closing Date pursuant to the first sentence of the second paragraph of Section
2.02 of the Pooling and Servicing Agreement, the related Mortgage Loan Seller shall have 30 days to cure such Material Defect; provided, further, that with respect to any Material Defect arising from a missing document as to which the Trustee inadvertently certified its possession of such document (x) as of the Closing Date, in the form of Exhibit S-1 to the Pooling and Servicing Agreement or (y) no later than 45 days following the Closing Date, in the form of Exhibit S-2 to the Pooling and Servicing Agreement, the Seller shall have 30 days to cure the Material Defect relating to the missing document; provided, further, that if (i) such Material Defect or Material Breach (other than one relating to the immediately preceding proviso) is capable of being cured but not within the Initial Resolution Period, (ii) such Material Defect or Material Breach is not related to any Mortgage Loan's not being a "qualified mortgage" within the meaning of the REMIC Provisions and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach within the Initial Resolution Period, then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such cure, to repurchase the Mortgage Loan or substitute a Qualifying Substitute Mortgage Loan. The Seller shall have an additional 90 days (without duplication of the additional 90-day period set forth in the last sentence of the definition of Resolution Extension Period) to cure such Material Defect or Material Beach, provided that, the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hotel, restaurant (operated by a Borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, manufactured housing or fitness center (operated by a Borrower) property, then the failure to deliver to the Trustee copies of the UCC financing statements with respect to such Mortgage Loan shall not be a Material Defect.

            If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes. The failure of the KRECM Master Servicer, the Special Servicer or the Trustee to notify the Seller of a Material Defect or Material Breach shall not constitute a waiver of any cure or repurchase obligation, provided that the Seller must receive written notice thereof as described in this Section 6(a) before commencement of the Initial Resolution Period.

            Notwithstanding the foregoing, if (x) there exists a Breach of any representation or warranty on the part of the Seller as set forth in, or made pursuant to, clause 38 of Exhibit C to this Agreement relating to fees and expenses payable by the Borrower associated with the exercise of a defeasance option, a waiver of a "due-on-sale" provision or a "due-on-encumbrance" provision or the release of any Mortgaged Property, and (y) the related Mortgage Loan documents specifically prohibit the KRECM Master Servicer or Special Servicer from requiring the related Borrower to pay such fees and expenses, then, upon notice by the KRECM Master Servicer or Special Servicer, the Seller shall transfer to the Collection Account, within 90 days of the Seller's receipt of such notice, the amount of any such fees and expenses borne by the Trust Fund that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to repurchase or otherwise cure such Breach.

            (b) In connection with any repurchase of, or substitution for, a Mortgage Loan contemplated by this Section 6, (A) the Trustee, the KRECM Master Servicer (with respect to any such Mortgage Loan other than a Specially Serviced
Loan) and the Special Servicer (with respect to any such Mortgage Loan that is a Specially Serviced Loan) shall each tender to the Seller, and the Seller shall be entitled to receive therefrom, upon delivery (i) to each of the KRECM Master Servicer or the Special Servicer, as applicable, of a trust receipt and (ii) to the Trustee by the KRECM Master Servicer or the Special Servicer, as applicable, of a Request for Release and an acknowledgement by the KRECM Master Servicer or applicable Special Servicer, as applicable, of its receipt of the Repurchase Price or the Substitution Shortfall Amount from the Seller, (1) all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it and (2) each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned without recourse in the form of endorsement or assignment provided to the Trustee by the Seller, as the case may be, to the Seller as shall be necessary to vest in the Seller the legal and beneficial ownership of each Removed Mortgage Loan to the extent such ownership was transferred to the Trustee, and (B) the Trustee shall release, or cause the release of, any escrow payments and reserve funds held by or on behalf of the Trustee, the KRECM Master Servicer or the Special Servicer, in respect of such Removed Mortgage Loan(s) to the Seller.

            (c) This Section 6 provides the sole remedies available to the Purchaser, and its successors and permitted assigns (i.e., the Trustee and the holders of the Certificates) in respect of any Defect in a Mortgage File or any Breach. If the Seller defaults on its obligations to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this Section 6, or disputes its obligation to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with Section 6, the Purchaser or the Trustee, as applicable, may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. To the extent the Purchaser or the Trustee, as applicable, prevails in such proceeding, the Seller shall reimburse the Purchaser or the Trustee, as applicable, for all necessary and reasonable costs and expenses incurred in connection with the enforcement of such obligation of the Seller to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this
Section 6.

            (d) If one or more (but not all) of the Mortgage Loans constituting a cross-collateralized group of Mortgage Loans are to be repurchased or substituted by the Seller as contemplated by this Section 6, then, prior to the subject repurchase or substitution, the Seller or its designee shall use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such cross-collateralized group of Mortgage Loans that are to be repurchased or substituted, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, no such termination shall be effected unless and until the Controlling Class Representative, if one is then acting, has consented in its sole discretion and the Trustee has received from the Seller (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur and (ii) written confirmation from each Rating Agency that the then current rating assigned to any of the Certificates that are currently being rated by such Rating Agency will not be qualified, downgraded or withdrawn by reason of such termination; provided, further, that the Seller, in the case of the related Mortgage Loans, may, at its option and within the 90-day cure period described above (and any applicable extension thereof), purchase or substitute for the entire subject cross-collateralized group of Mortgage Loans in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person acting on its behalf pursuant to this paragraph shall be included in the calculation of the Repurchase Price for the Mortgage Loan(s) to be repurchased or substituted. If the cross-collateralization of any cross-collateralized group of Mortgage Loans cannot be terminated as contemplated by this paragraph, then the Seller shall repurchase or substitute the entire subject cross-collateralized group of Mortgage Loans.

            Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties with respect to a Mortgage Loan or cross-collateralized group of Mortgage Loans, the Seller will not be obligated to repurchase the Mortgage Loan or cross-collateralized group of Mortgage Loans if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Loan Documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Loan Documents and the Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event to occur and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, withdrawn or downgraded.

            As to any Qualifying Substitute Mortgage Loan, at the direction of the Trustee, the Seller shall deliver to the Custodian for such Qualifying Substitute Mortgage Loan (with a copy to the KRECM Master Servicer), the related Mortgage File with the related Note endorsed as required by Exhibit B hereto. Pursuant to the Pooling and Servicing Agreement, Monthly Payments due with respect to Qualifying Substitute Mortgage Loans in or prior to the month of substitution shall not be part of the Trust Fund and will be retained by the KRECM Master Servicer and remitted by the KRECM Master Servicer to the related Seller on the next succeeding Distribution Date. For the month of repurchase or substitution, distributions to Certificateholders pursuant to the Pooling and Servicing Agreement will include the Monthly Payment(s) due on the related Removed Mortgage Loan and received by the KRECM Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, as applicable, and the Seller shall be entitled to retain all amounts received thereafter in respect of such Removed Mortgage Loan.

            In any month in which the Seller substitutes one or more Qualifying Substitute Mortgage Loans for one or more Removed Mortgage Loans, pursuant to the Pooling and Servicing Agreement, the KRECM Master Servicer will determine the applicable Substitution Shortfall Amount. At the direction of the Trustee, the Seller shall deposit cash equal to such amount into the Collection Account concurrently with the delivery of the Mortgage Files for such Qualifying Substitute Mortgage Loans, without any reimbursement thereof. At the direction of the Trustee, the Seller shall give written notice to the Purchaser and the KRECM Master Servicer of such deposit.

            SECTION 7. Closing.

            The closing of the purchase and sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

            (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Seller hereunder) and other documents to be delivered by or on behalf of the Purchaser, to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2;

            (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
      Section 3 shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller shall have received the Mortgage Loan Purchase Price, and the Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

            (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            The Closing Documents shall consist of the following:

            (a) This Agreement and a bill of sale duly executed and delivered by the Purchaser and the Seller;

            (b) An Officer's Certificate substantially in the form of Exhibit D hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, the Initial Purchasers and each Underwriter may rely, attaching thereto as an exhibit the By-Laws of the Seller;

            (c) A certificate of corporate existence regarding the Seller from the comptroller of the currency, dated not earlier than 30 days prior to the Closing Date;

            (d) Written opinions of counsel (which may include opinions of in-house counsel, outside counsel or a combination thereof) for the Seller, in form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, the Initial Purchasers and each Underwriter;

            (e) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser, the Initial Purchasers and each Underwriter as an addressee; and

            (f) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 9. Costs.

            The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) (a) the fees and expenses of counsel to the Seller,
(b) the expenses of filing or recording UCC assignments of financing statements, assignments of Mortgage and Reassignments of Assignments of Leases, Rents and Profits with respect to the Mortgage Loans as contemplated by Article 2 of the Pooling and Servicing Agreement and (c) on the Closing Date, the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance of the Mortgage Loans as of the Cut-off Date represents of the aggregate principal balance of the Mortgage Loans and the Other Mortgage Loans as of the Cut-off Date): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the up front fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the Trustee entering into and performing certain of its obligations under the Pooling and Servicing Agreement; (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the fees and expenses of counsel to the Underwriters; (vi) the fees and expenses of counsel to the Purchaser; (vii) the fees and expenses of counsel to the KRECM Master Servicer; (viii) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Other Mortgage Loans included in the Prospectus; and (ix) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by facsimile (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed to Deutsche Mortgage & Asset Receiving Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye, facsimile no. (212) 797-4487, with a copy to Anna Glick, Esq., Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, facsimile no. (212) 504-6822, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if (ii) to the Seller, addressed to KeyBank National Associaiton, c/o KeyBank Real Estate Capital, 911 Main Street, Suite 1500, Kansas City, Missouri 64105, Facimile No. (816) 221-8848, Attention:
Clay M. Sublett, with a copy to KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, Facsimile No. (216) 689-5681, Attention: Robert C. Bowes, with an additional copy to Polsinelli Shalton Flanigan Suelthaus PC, 700 West 47th Street, Suite 1000, Kansas City, Missouri 64112, Facimile No. (816) 753-1536, Attention: Kraig Kohring.

            SECTION 11. Notice of Exchange Act Reportable Events.

            The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item
1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934 have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part (excluding the Purchaser's rights and remedies under Section 9 and the KRECM Indemnification Agreement), to the Trustee, for the benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser, provided that the Trustee shall have no right to further assign such rights to any other Person. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and permitted assigns.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       KEYBANK NATIONAL ASSOCIATION



                                       By:/s/ Clay M. Sublett
                                          Name: Clay M. Sublett
                                          Title: Authorized Signatory


                                       DEUTSCHE MORTGAGE & ASSET
                                          RECEIVING CORPORATION



                                       By:/s/ Charles Y. Lee
                                          Name: Charles Y. Lee
                                          Title: Vice President



                                       By:/s/ Boris Zhuravel
                                          Name: Boris Zhuravel
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

            The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

            (i) the loan number;

            (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

            (iii) the Mortgage Rate in effect as of the Cut-off Date;

            (iv) the original principal balance;

            (v) the Stated Principal Balance as of the Cut-off Date;

            (vi) the Maturity Date or Anticipated Repayment Date for each Mortgage Loan;

            (vii) the Due Date;

            (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

            (ix) the Servicing Fee Rate;

            (x) whether the Mortgage Loan is an Actual/360 Mortgage Loan;

            (xi) whether such Mortgage Loan has an Anticipated Repayment Date;

            (xii) the Revised Rate of such Mortgage Loan, if any;

            (xiii) whether such Mortgage Loan has a hard lock-box, a springing hard lock-box, a soft-at-closing, springing hard lock-box or no lock-box at all;

            (xiv) identifying any Mortgage Loans with which any such Mortgage Loans are cross-collateralized; and

            (xv) the number of units, pads, rooms or square feet with respect to each Mortgaged Property.

Such list may be in the form of more than one list, collectively setting forth all of the information required. Certain of the above-referenced items are described on the Mortgage Loan Schedule attached hereto. Certain of the above-referenced items are described on Exhibit B-1 to the Pooling and Servicing Agreement and such descriptions are incorporated by reference into the Mortgage Loan Schedule attached hereto.

COMM 2007-C9

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

MORTGAGE LOAN SCHEDULE

MORTGAGE LOANS SOLD BY KEYBANK NATIONAL ASSOCIATION


                                                         % of                             % of Applicable                 Mortgage
                                                         Initial Pool      Loan Group     Loan Group          # of        Loan
Loan No.  Property Name                                  Balance           1 or 2         Balance             Properties  Seller (1)
------------------------------------------------------------------------------------------------------------------------------------
      6   HCPI Medical Office Building Portfolio (24)             4.23%              1               4.64%            14    KeyBank
    6.01  The Diagnostic Clinic                                   0.69%                              0.76%             1    KeyBank
    6.02  Medical Place I                                         0.55%                              0.61%             1    KeyBank
    6.03  Southwest General Birth Place                           0.51%                              0.56%             1    KeyBank
    6.04  Plano Medical Pavilion                                  0.43%                              0.48%             1    KeyBank
    6.05  Mission Surgery Center                                  0.34%                              0.37%             1    KeyBank
    6.06  Oakbrook Terrace Medical Center I                       0.29%                              0.32%             1    KeyBank
    6.07  BayCare Health Headquarters                             0.27%                              0.29%             1    KeyBank
    6.08  Chesapeake Medical Center                               0.23%                              0.26%             1    KeyBank
    6.09  Oakbrook Terrace Medical Center II                      0.23%                              0.25%             1    KeyBank
    6.10  Randolph Medical Center                                 0.22%                              0.24%             1    KeyBank
    6.11  Memorial Plaza                                          0.21%                              0.23%             1    KeyBank
    6.12  St. Vincent Clinic - South University                   0.13%                              0.15%             1    KeyBank
    6.13  Northwest Regional Medical Center                       0.11%                              0.12%             1    KeyBank
    6.14  St. Vincent Clinic - Rodney Parham                      0.03%                              0.03%             1    KeyBank
     22   Strictly Pediatrics MOB                                 0.97%              1               1.06%             1    KeyBank
     24   Barnes Marketplace                                      0.83%              1               0.92%             1    KeyBank
     37   Crossroads Festival Shopping Center                     0.62%              1               0.68%             1    KeyBank
     56   Highland Park Office Building                           0.40%              1               0.44%             1    KeyBank
     60   1130 Rainier Avenue South                               0.35%              1               0.39%             1    KeyBank
     63   Boatyard Shopping Center                                0.34%              1               0.37%             1    KeyBank
     66   West Carmel Marketplace - Inline                        0.30%              1               0.33%             1    KeyBank
     67   Stonehedge Square(30)                                   0.30%              1               0.33%             1    KeyBank
     72   Price Chopper Center                                    0.27%              1               0.30%             1    KeyBank
     74   Western Plaza(31)                                       0.27%              1               0.29%             1    KeyBank
     75   Charles Passage                                         0.26%              2               2.91%             1    KeyBank
     80   Oakland Shopping Center                                 0.23%              1               0.25%             1    KeyBank
     82   First Pacific Corporation                               0.22%              1               0.24%             1    KeyBank
     83   Nacogdoches Marketplace II                              0.22%              1               0.24%             1    KeyBank
     85   The Promenade Shopping Center                           0.20%              1               0.22%             1    KeyBank
     91   110 Shawmut Road                                        0.16%              1               0.18%             1    KeyBank
     92   Shaker Point Apartments                                 0.16%              2               1.77%             1    KeyBank
     95   Walgreens Drug Store                                    0.15%              1               0.16%             1    KeyBank
     97   Ashley Furniture Home Store                             0.14%              1               0.16%             1    KeyBank
     99   Shawnee Medical Center                                  0.12%              1               0.14%             1    KeyBank
     102  Days Inn - SeaTac Airport                               0.12%              1               0.13%             1    KeyBank
     103  J. Crew Freeport                                        0.11%              1               0.12%             1    KeyBank
     104  Scottsdale Place                                        0.11%              1               0.12%             1    KeyBank
     105  Carl Junction Apartments                                0.10%              2               1.16%             1    KeyBank
     109  149 Spring Street                                       0.09%              1               0.10%             1    KeyBank







                          Cut-off                          General      Detailed                                        Interest
           Original       Date           Maturity / ARD    Property     Property         Interest     Administrative    Accrual
Loan No.   Balance        Balance        Balance           Type         Type             Rate         Fee Rate (2)      Basis
-----------------------------------------------------------------------------------------------------------------------------------
      6    122,000,000    122,000,000        122,000,000   Office       Medical            5.5300%           0.05061%   Actual/360
    6.01    20,008,000     20,008,000                      Office       Medical
    6.02    15,978,000     15,978,000                      Office       Medical
    6.03    14,635,000     14,635,000                      Office       Medical
    6.04    12,513,000     12,513,000                      Office       Medical
    6.05     9,685,000      9,685,000                      Office       Medical
    6.06     8,342,000      8,342,000                      Office       Medical
    6.07     7,706,000      7,706,000                      Office       Medical
    6.08     6,716,000      6,716,000                      Office       Medical
    6.09     6,539,000      6,539,000                      Office       Medical
    6.10     6,221,000      6,221,000                      Office       Medical
    6.11     5,938,000      5,938,000                      Office       Medical
    6.12     3,888,000      3,888,000                      Office       Medical
    6.13     3,040,000      3,040,000                      Office       Medical
    6.14       791,000        791,000                      Office       Medical
     22     28,000,000     27,942,960         23,401,567   Office       Medical            5.5100%           0.05061%   Actual/360
     24     24,100,000     24,070,076         18,757,244   Retail       Anchored           6.1400%           0.05061%   Actual/360
     37     18,000,000     18,000,000         16,871,337   Retail       Anchored           6.1500%           0.05061%   Actual/360
     56     11,500,000     11,500,000         11,500,000   Office       Suburban           6.4700%           0.05061%   Actual/360
     60     10,200,000     10,200,000          9,492,096   Office       Suburban           5.6200%           0.05061%   Actual/360
     63      9,700,000      9,700,000          9,030,581   Retail       Anchored           5.6500%           0.05061%   Actual/360
     66      8,750,000      8,750,000          8,009,994   Retail       Unanchored         5.6200%           0.10061%   Actual/360
     67      8,700,000      8,700,000          8,157,952   Retail       Anchored           6.1800%           0.05061%   Actual/360
     72      7,899,000      7,891,925          6,640,945   Retail       Anchored           5.7000%           0.05061%   Actual/360
     74      7,750,000      7,750,000          7,217,164   Retail       Anchored           5.6700%           0.10061%   Actual/360
     75      7,500,000      7,500,000          7,500,000   Multifamily  Conventional       5.6600%           0.05061%   Actual/360
     80      6,500,000      6,500,000          6,500,000   Retail       Unanchored         5.6800%           0.05061%   Actual/360
     82      6,280,000      6,280,000          5,662,206   Office       Suburban           5.8800%           0.05061%   Actual/360
     83      6,280,000      6,280,000          6,280,000   Retail       Shadow Anchored    5.6700%           0.10061%   Actual/360
     85      5,750,000      5,734,558          4,873,685   Retail       Shadow Anchored    5.9700%           0.05061%   Actual/360
     91      4,725,000      4,725,000          4,725,000   Industrial   Flex               5.7600%           0.10061%   Actual/360
     92      4,550,000      4,550,000          4,011,537   Multifamily  Conventional       5.7700%           0.09061%   Actual/360
     95      4,275,000      4,275,000          3,982,305   Retail       Anchored           5.6900%           0.05061%   Actual/360
     97      4,100,000      4,089,561          3,239,985   Retail       Anchored           5.9300%           0.10061%   Actual/360
     99      3,600,000      3,600,000          3,165,804   Office       Medical            5.6600%           0.10061%   Actual/360
     102     3,350,000      3,346,334          3,064,012   Hotel        Limited Service    6.7600%           0.05061%   Actual/360
     103     3,200,000      3,200,000          2,353,760   Retail       Shadow Anchored    5.7000%           0.05061%   Actual/360
     104     3,200,000      3,200,000          2,974,984   Office       Suburban           5.5500%           0.05061%   Actual/360
     105     3,000,000      2,994,883          2,567,783   Multifamily  Conventional       6.3100%           0.05061%   Actual/360
     109     2,500,000      2,500,000          2,500,000   Retail       Unanchored         6.1900%           0.05061%   Actual/360



            Original           Stated Remaining    Original       Remaining        First       Maturity     Annual       Monthly
            Term to Maturity   Term to Maturity    Amortization   Amortization     Payment     Date         Debt         Debt
Loan No.    or ARD (mos.)      or ARD (mos.)       Term (mos.)    Term (mos.)      Date        or ARD       Service (3)  Service (3)
-----------------------------------------------------------------------------------------------------------------------------------
       6                  120                117              0              0    6/1/2007     5/1/2017     6,840,303      570,025
    6.01
    6.02
    6.03
    6.04
    6.05
    6.06
    6.07
    6.08
    6.09
    6.10
    6.11
    6.12
    6.13
    6.14
      22                  120                118            360            358    7/1/2007     6/1/2017     1,909,880      159,157
      24                  120                119            300            299    8/1/2007     7/1/2017     1,888,147      157,346
      37                  120                118            360            360    7/1/2007     6/1/2017     1,315,933      109,661
      56                  120                119              0              0    8/1/2007     7/1/2017       754,384       62,865
      60                  120                118            360            360    7/1/2007     6/1/2017       704,217       58,685
      63                  120                118            360            360    7/1/2007     6/1/2017       671,902       55,992
      66                  120                118            420            420    7/1/2007     6/1/2017       572,148       47,679
      67                  120                119            360            360    8/1/2007     7/1/2017       638,063       53,172
      72                  120                119            360            359    8/1/2007     7/1/2017       550,150       45,846
      74                  120                118            360            360   7/11/2007    6/11/2017       538,006       44,834
      75                  120                119              0              0    8/1/2007     7/1/2017       430,396       35,866
      80                   60                 58              0              0    7/1/2007     6/1/2012       374,328       31,194
      82                  120                118            360            360    7/1/2007     6/1/2017       446,024       37,169
      83                  120                118              0              0   7/11/2007    6/11/2017       361,022       30,085
      85                  120                117            360            357    6/1/2007     5/1/2017       412,360       34,363
      91                   60                 57              0              0    6/1/2007     5/1/2012       275,940       22,995
      92                  120                119            360            360    8/1/2007     7/1/2017       319,325       26,610
      95                  120                119            360            360    8/1/2007     7/1/2017       297,420       24,785
      97                  120                118            312            310    7/1/2007     6/1/2017       309,645       25,804
      99                  120                119            360            360    8/1/2007     7/1/2017       249,639       20,803
     102                   60                 59            300            299    8/1/2007     7/1/2012       278,000       23,167
     103                  120                118            240            240    7/1/2007     6/1/2017       268,505       22,375
     104                  120                118            360            360    7/1/2007     6/1/2017       219,237       18,270
     105                  120                118            360            358    7/1/2007     6/1/2017       223,065       18,589
     109                  120                119              0              0    8/1/2007     7/1/2017       156,899       13,075



          Remaining                                       Crossed
          Interest Only                       ARD         With            Related      DSCR(3)(5)(6)     Grace     Payment
Loan No.  Period (mos.)      Lockbox (4)      (Yes/No)    Other Loans     Borrower     (7)(8)(9)         Period    Date
------------------------------------------------------------------------------------------------------------------------------
      6                117            None          No              No                           1.58        10           1
    6.01
    6.02
    6.03
    6.04
    6.05
    6.06
    6.07
    6.08
    6.09
    6.10
    6.11
    6.12
    6.13
    6.14
     22                               None          No              No                           1.34         5           1
     24                               None          No              No                           1.20         5           1
     37                 58       Springing          No              No                           1.20         5           1
     56                119       Springing          No              No                           1.51         5           1
     60                 58       Springing         Yes              No                           1.17         7           1
     63                 58       Springing          No              No                           1.25         5           1
     66                 22            None          No              No                           1.17         5           1
     67                 59       Springing          No              No                           1.26         5           1
     72                               None          No              No                           1.15         5           1
     74                 58       Springing          No              No      Yes - K              1.15         5          11
     75                119            None          No              No                           1.38         5           1
     80                 58            None          No              No                           1.79         5           1
     82                 34            Hard         Yes              No                           1.22         5           1
     83                118       Springing          No              No      Yes - K              1.42         5          11
     85                               None          No              No                           1.28         5           1
     91                 57            None          No              No                           1.50         5           1
     92                 23            None          No              No                           1.20         5           1
     95                 59       Springing         Yes              No                           1.15         5           1
     97                          Springing         Yes              No      Yes - M              1.20        10           1
     99                 23            None          No              No      Yes - M              1.28        10           1
     102                              None          No              No                           1.36         5           1
     103                22            Hard         Yes              No                           1.49         5           1
     104                58            None          No              No                           1.17         5           1
     105                              None          No              No                           1.34         5           1
     109               119            None          No              No                           3.45         5           1

                                             Cut-Off             LTV Ratio at
           Appraised       Appraisal         Date LTV            Maturity/ARD
Loan No.   Value(10)       As-of Date(10)    Ratio(6)(7)(8)(9)   (6)(8)(9)       Address                           City
------------------------------------------------------------------------------------------------------------------------------------
       6    173,470,000           Various                 70.3%          70.3%   Various                           Various
    6.01     28,300,000          4/4/2007                                        1551-1601 West Bay Drive          Largo
    6.02     22,600,000          4/1/2007                                        1315 St. Joseph Parkway           Houston
    6.03     21,600,000          7/1/2007                                        7400 Barlite Boulevard            San Antonio
    6.04     17,700,000          4/3/2007                                        3801 West 15th Street             Plano
    6.05     13,700,000          4/1/2007                                        2515 DeSales Avenue               Chattanooga
    6.06     11,800,000         3/21/2007                                        1S224 Summit Avenue               Oakbrook Terrace
    6.07     10,900,000          4/3/2007                                        16255 Bay Vista Drive             Clearwater
    6.08      9,500,000          4/1/2007                                        300 Medical Parkway               Chesapeake
    6.09      9,250,000         3/21/2007                                        1S260 Summit Avenue               Oakbrook Terrace
    6.10      8,800,000         3/21/2007                                        4701 Randolph Road                Rockville
    6.11      8,400,000          4/1/2007                                        605 Glenwood Avenue               Chattanooga
    6.12      5,500,000          4/1/2007                                        4202 South University Avenue      Little Rock
    6.13      4,300,000          4/1/2007                                        13725 Northwest Boulevard         Corpus Christi
    6.14      1,120,000          4/1/2007                                        10000 North Rodney Parham Road    Little Rock
      22     41,400,000          5/1/2007                 67.5%          56.5%   1301 Barbara Jordan Boulevard     Austin
      24     34,000,000         5/14/2007                 60.4%          44.7%   5808-6084 Barnes                  Colorado Springs
      37     25,500,000         4/16/2007                 70.6%          66.2%   4811 East Grant Road              Tucson
      56     20,400,000          4/4/2007                 56.4%          56.4%   4416 East West Highway            Bethesda
      60     13,700,000          6/1/2007                 74.5%          69.3%   1130 Rainier Avenue South         Seattle
      63     16,650,000          5/5/2007                 58.3%          54.2%   101 Boatyard Drive                Fort Bragg
      66     10,800,000          5/1/2007                 81.0%          74.2%   10025 North Michigan Road         Carmel
      67     14,000,000         4/30/2007                 62.1%          58.3%   950 Walnut Bottom Road            Carlisle
      72     10,150,000          5/1/2007                 77.8%          65.4%   15970 South Mur-Len Road          Olathe
      74      9,800,000         4/11/2007                 79.1%          73.6%   2085 US Highway 17                Jacksonville
      75     11,600,000         3/29/2007                 64.7%          64.7%   110 Second Street                 Cambridge
      80     14,100,000         4/13/2007                 46.1%          46.1%   4101-4397 North State Road 7      Lauderdale Lakes
      82      9,350,000         4/27/2007                 67.2%          60.6%   5121 Skyline Village Loop S       Salem
      83      7,850,000         4/19/2007                 80.0%          80.0%   4604-4610 North Street            Nacogdoches
      85      8,700,000        11/16/2006                 65.9%          56.0%   2380 Cobb Parkway                 Smyrna
      91      7,300,000          6/1/2007                 64.7%          64.7%   110 Shawmut Road                  Canton
      92      5,700,000          4/1/2007                 79.8%          70.4%   1095 Shaker Point Way             Harrison
      95      5,350,000         4/23/2007                 79.9%          74.4%   16423 Larch Way                   Lynwood
      97      5,350,000          5/1/2007                 76.4%          60.6%   2401 Interstate Drive             Opelika
      99      4,600,000         4/30/2007                 78.3%          68.8%   3700 North Kickapoo Street        Shawnee
     102      6,500,000         3/23/2007                 51.5%          47.1%   19015 International Bloulevard    SeaTac
     103      4,710,000          4/2/2007                 67.9%          50.0%   10 Bow Street                     Freeport
     104      4,000,000          5/3/2007                 80.0%          74.4%   5635 North Scottsdale Road        Scottsdale
     105      4,000,000         3/22/2007                 74.9%          64.2%   201 Fir Road                      Carl Junction
     109     10,300,000          4/5/2007                 24.3%          24.3%   149 Spring Street                 New York

                                                                             Net                                    Loan per Net
                                                                             Rentable Area              Units       Rentable Area
                                                    Year      Year           'SF/rooms/units/holes/     of          'SF/Rooms/Units/
Loan No.    County           State      Zip Code    Built     Renovated      pads(11)(12)(13)(14)       Measure     Holes/Pads(8)(9)
------------------------------------------------------------------------------------------------------------------------------------
       6    Various           Various     Various   Various        Various                   836,844    Sq. Ft.                146
    6.01    Pinellas               FL       33770      1970           1994                   114,756    Sq. Ft.
    6.02    Harris                 TX       77002      1984                                  149,465    Sq. Ft.
    6.03    Bexar                  TX       78224      1994           2007                    42,177    Sq. Ft.
    6.04    Colllin                TX       75075      1984           2001                    86,878    Sq. Ft.
    6.05    Hamilton               TN       37404      2003                                   44,979    Sq. Ft.
    6.06    DuPage                 IL       60181      1986                                   49,507    Sq. Ft.
    6.07    Pinellas               FL       33760      1988                                   75,000    Sq. Ft.
    6.08    Chesapeake City        VA       23320      1988                                   56,947    Sq. Ft.
    6.09    DuPage                 IL       60181      1989                                   34,634    Sq. Ft.
    6.10    Montgomery             MD       20852      1972                                   40,859    Sq. Ft.
    6.11    Hamilton               TN       37404      1995                                   64,778    Sq. Ft.
    6.12    Pulaski                AR       72204      1985           1994                    35,501    Sq. Ft.
    6.13    Nueces                 TX       78410      2000                                   34,083    Sq. Ft.
    6.14    Pulaski                AR       72227      1976                                    7,280    Sq. Ft.
      22    Travis                 TX       78723      2007                                  127,337    Sq. Ft.                219
      24    El Paso                CO       80922      2006                                  203,852    Sq. Ft.                118
      37    Pima                   AZ       85712      1986                                  125,423    Sq. Ft.                144
      56    Montgomery             MD       20814      2000                                   46,805    Sq. Ft.                246
      60    King                   WA       98144      1914           2000                    62,000    Sq. Ft.                165
      63    Mendocino              CA       95437      1985           2006                   103,828    Sq. Ft.                 93
      66    Hamilton               IN       46032      2004                                   31,541    Sq. Ft.                277
      67    Cumberland             PA       17015      1989           2006                    88,677    Sq. Ft.                 98
      72    Johnson                KS       66062      2006                                   78,796    Sq. Ft.                100
      74    Onslow                 NC       28546      1989                                   68,386    Sq. Ft.                113
      75    Middlesex              MA       02141      2006                                       29      Units            258,621
      80    Broward                FL       33319      1976           2006                    96,951    Sq. Ft.                 67
      82    Marion                 OR       97306      2002                                   45,574    Sq. Ft.                138
      83    Nacogdoches            TX       75965      1999                                   57,413    Sq. Ft.                109
      85    Cobb                   GA       30080      1979           1996                    55,439    Sq. Ft.                103
      91    Norfolk                MA       02021      1987           2000                    70,350    Sq. Ft.                 67
      92    Hamilton               OH       45030      2006                                       72      Units             63,194
      95    Snohomish              WA       98037      2001                                   15,120    Sq. Ft.                283
      97    Lee                    AL       36801      2007                                   35,000    Sq. Ft.                117
      99    Pottawatomie           OK       74804      2000                                   26,673    Sq. Ft.                135
     102    King                   WA       98188      1992                                       85      Rooms             39,369
     103    Cumberland             ME       04032      2006                                   12,522    Sq. Ft.                256
     104    Maricopa               AZ       85250      1986           2007                    18,751    Sq. Ft.                171
     105    Jasper                 MO       64834      2003                                       34      Units             88,085
     109    New York               NY       10012      1900           2006                     2,200    Sq. Ft.              1,136




                                                                                                    Fourth        Fourth Most
              Prepayment Provisions                                                                 Most Recent   Recent NOI
Loan No.    (# of payments)(15)(16)        Loan No.      Property Name                              NOI           Date
------------------------------------------------------------------------------------------------------------------------------------
       6              YM1(116),O(4)            6         HCPI Medical Office Building Portfolio     8,531,370     12/31/2004
    6.01                                    6.01                          The Diagnostic Clinic     2,384,765     12/31/2004
    6.02                                    6.02                                Medical Place I     1,326,220     12/31/2004
    6.03                                    6.03                  Southwest General Birth Place     1,087,665     12/31/2004
    6.04                                    6.04                         Plano Medical Pavilion     1,459,145     12/31/2004
    6.05                                    6.05                         Mission Surgery Center
    6.06                                    6.06              Oakbrook Terrace Medical Center I
    6.07                                    6.07                    BayCare Health Headquarters       680,684     12/31/2004
    6.08                                    6.08                      Chesapeake Medical Center       616,534     12/31/2004
    6.09                                    6.09             Oakbrook Terrace Medical Center II
    6.10                                     6.1                        Randolph Medical Center       437,916     12/31/2004
    6.11                                    6.11                                 Memorial Plaza
    6.12                                    6.12          St. Vincent Clinic - South University
    6.13                                    6.13              Northwest Regional Medical Center       538,441     12/31/2004
    6.14                                    6.14             St. Vincent Clinic - Rodney Parham
      22              YM1(116),O(4)           22                        Strictly Pediatrics MOB
      24                 L(25),D(91),O(4)     24                             Barnes Marketplace
      37                 L(26),D(90),O(4)     37            Crossroads Festival Shopping Center     1,742,679     12/31/2004
      56               YM1(59),O(61)          56                  Highland Park Office Building     1,196,336     12/31/2004
      60                 L(26),D(90),O(4)     60                      1130 Rainier Avenue South
      63                 L(26),D(90),O(4)     63                       Boatyard Shopping Center
      66                 L(26),D(90),O(4)     66               West Carmel Marketplace - Inline
      67                 L(25),D(90),O(5)     67                           Stonehedge Square(30)
      72                 L(25),D(91),O(4)     72                           Price Chopper Center
      74                 L(26),D(90),O(4)     74                               Western Plaza(27)      619,669     12/31/2004
      75              YM1(107),O(13)          75                                Charles Passage
      80               YM1(23),O(37)          80                        Oakland Shopping Center       748,342     12/31/2004
      82              YM1(116),O(4)           82                      First Pacific Corporation
      83                 L(26),D(90),O(4)     83                     Nacogdoches Marketplace II
      85                 L(27),D(89),O(4)     85                  The Promenade Shopping Center       542,150     12/31/2004
      91                 L(27),D(8),O(25)     91                               110 Shawmut Road
      92                 L(25),D(91),O(4)     92                        Shaker Point Apartments
      95                 L(25),D(91),O(4)     95                           Walgreens Drug Store
      97                 L(26),D(90),O(4)     97                    Ashley Furniture Home Store
      99                 L(25),D(91),O(4)     99                         Shawnee Medical Center
     102                 L(25),D(31),O(4)    102                      Days Inn - SeaTac Airport
     103                 L(26),D(90),O(4)    103                               J. Crew Freeport       501,730     12/31/2004
     104                 L(26),D(90),O(4)    104                               Scottsdale Place
     105               YM1(83),O(37)         105                       Carl Junction Apartments
     109                 L(25),D(91),O(4)    109                              149 Spring Street


              Third            Third Most                      Second          Second Most                        Most Recent
              Most Recent      Recent NOI                      Most Recent     Recent NOI        Most Recent      NOI
Loan No.      NOI              Date                            NOI             Date              NOI              Date
-----------------------------------------------------------------------------------------------------------------------------
       6       12,100,567                         Various      12,863,230        12/31/2006
    6.01        2,421,823                      12/31/2005       2,560,027        12/31/2006
    6.02        1,237,699                      12/31/2005       1,619,185        12/31/2006
    6.03        1,124,012                      12/31/2005       1,172,971        12/31/2006
    6.04        1,374,391                      12/31/2005       1,547,286        12/31/2006
    6.05          909,010        6 Months Ann. 12/31/2005         861,148        12/31/2006
    6.06        1,017,516       11 Months Ann. 12/31/2005       1,000,866        12/31/2006
    6.07          742,736                      12/31/2005         747,303        12/31/2006
    6.08          631,625                      12/31/2005         576,768        12/31/2006
    6.09          639,379       11 Months Ann. 12/31/2005         735,960        12/31/2006
    6.10          431,022                      12/31/2005         486,961        12/31/2006
    6.11          541,494        6 Months Ann. 12/31/2005         612,365        12/31/2006
    6.12          362,576        6 Months Ann. 12/31/2005         364,900        12/31/2006
    6.13          598,136                      12/31/2005         507,965        12/31/2006
    6.14           69,148        6 Months Ann. 12/31/2005          69,525        12/31/2006
      22
      24                                                                                           2,537,515     Ann. 5/1/2007
      37        1,632,616                      12/31/2005       1,757,504        12/31/2006        1,706,122    Ann. 4/30/2007
      56        1,314,646                      12/31/2005       1,390,321        12/31/2006        1,668,857    Ann. 3/31/2007
      60
      63                                                                                             881,432    Ann. 3/31/2007
      66
      67                                                                                             910,854    Ann. 3/31/2007
      72
      74          644,434                      12/31/2005         712,478        12/31/2006          736,700    Ann. 3/31/2007
      75                                                                                             616,668    Ann. 3/19/2007
      80          874,826                      12/31/2005         849,439        12/31/2006          824,037    Ann. 4/30/2007
      82
      83          582,448                      12/31/2005         558,348        12/31/2006          585,868    Ann. 3/31/2007
      85          535,891                      12/31/2005         608,032        12/31/2006          522,437    Ann. 4/30/2007
      91
      92                                                                                             571,729    Ann. 5/31/2007
      95          350,004                      12/31/2005         350,004        12/31/2006          350,000    Ann. 5/31/2007
      97
      99
     102                                                          500,235        12/31/2006          457,750    T-12 4/30/2007
     103          445,253                      12/31/2005         410,204        12/31/2006          458,604    Ann. 3/31/2007
     104                                                                                             288,185    Ann. 4/30/2007
     105                                                                                             319,029    Ann. 4/30/2007
     109




              Underwritten      Underwritten      Underwritten      Underwritten      Underwritten   Underwritten   Underwritten Net
Loan No.      NOI               Revenue           EGI               Expenses          Reserves       TI/LC          Cash Flow
------------------------------------------------------------------------------------------------------------------------------------
       6        12,259,805        16,456,915        19,268,139         7,008,334           183,473     1,296,143          10,780,188
    6.01         2,303,036         2,790,562         2,790,562           487,526            22,951       152,727           2,127,358
    6.02         1,215,762         2,771,772         3,373,301         2,157,539            29,893       213,543             972,326
    6.03         1,367,605         1,437,245         1,437,245            69,640             8,435        89,420           1,269,750
    6.04         1,453,362         1,734,278         2,479,049         1,025,687            20,198       175,241           1,257,923
    6.05           867,493           890,090         1,304,730           437,237             8,996        37,627             820,870
    6.06           968,643         1,272,897         1,419,113           450,471             9,901        85,248             873,494
    6.07           724,903           724,903           947,099           222,196            15,000        77,494             632,409
    6.08           723,374         1,145,903         1,161,727           438,353            15,107       139,322             568,945
    6.09           675,351           910,517         1,020,184           344,832             8,021        90,751             576,580
    6.10           512,998           821,389           912,223           399,225             8,172        62,896             441,930
    6.11           582,102         1,123,408         1,123,408           541,306            17,871        90,437             473,794
    6.12           354,313           354,314           492,147           137,834             7,810        27,511             318,992
    6.13           438,758           407,534           695,949           257,191             8,520        52,046             378,192
    6.14            72,105            72,106           111,403            39,297             2,597         1,880              67,628
      22         2,770,724         2,752,776         4,287,534         1,516,810            25,468       181,674           2,563,582
      24         2,341,182         1,960,444         3,427,202         1,086,020            27,027        46,792           2,267,363
      37         1,712,113         1,668,523         2,407,358           695,245            21,949       105,037           1,585,127
      56         1,260,985         1,498,082         1,772,478           511,493             7,615       117,106           1,136,264
      60           892,752         1,301,535         1,301,535           408,783             9,300        60,053             823,399
      63           934,586         1,018,828         1,376,702           442,116            20,766        70,936             842,884
      66           694,421           723,315           831,477           137,056             4,731        21,309             668,381
      67           866,128           813,021         1,173,192           307,065            23,065        41,510             801,553
      72           662,610           706,538         1,198,041           535,431            11,819        16,384             634,407
      74           666,040           651,419           830,866           164,826            10,258        36,171             619,611
      75           599,957           754,266           775,955           175,998             5,800                           594,157
      80           777,224           788,126         1,728,622           951,398            19,685        89,073             668,466
      82           598,807           577,046           911,586           312,779             6,836        48,967             543,004
      83           540,320           554,902           710,729           170,409             8,612        20,094             511,614
      85           590,826           696,917         1,031,331           440,505             8,316        53,920             528,590
      91           462,258           483,155           696,551           234,293            10,553        37,150             414,555
      92           398,060           579,995           606,707           208,647            14,400                           383,660
      95           344,750           350,000           350,000             5,250             1,907                           342,843
      97           387,564           387,564           483,293            95,729             5,250        10,031             372,283
      99           356,310           373,605           432,363            76,053             4,001        32,136             320,173
     102           452,287         1,469,250         1,494,250         1,041,963            74,713                           377,574
     103           412,018           414,798           493,172            81,154             1,878         8,820             401,320
     104           273,633           447,912           463,240           189,607             2,813        15,228             255,592
     105           306,735           482,455           486,438           179,703             8,500                           298,235
     109           557,820           342,150           755,638           197,818             3,800        12,485             541,534




                                                                        Lease
Loan No.  Largest Tenant(19)                                  SF        Expiration    2nd Largest Tenant
----------------------------------------------------------------------------------------------------------------------------------
       6
    6.01  Diagnostic Clinic Medical Group                     114,756    4/30/2010
    6.02  Orthopedic Associates                                 7,432   12/31/2011    Charles Garcia, M.D.
    6.03  Southwest General Hospital, LP                       34,080   12/31/2022    Southwest General Hospital, LP Expansion Space
    6.04  Timothy W. Freer, MD, PA                             17,049   12/31/2010    American Inst. For Plastic Surgery
    6.05  Associates of the Memorial/ Mission                  21,606    1/31/2023    Memorial Health Care System, Inc (202)
    6.06  HealthSouth Corporation                               9,501    8/31/2010    Loyola University Medical Center
    6.07  BayCare Health Systems, Inc.                         75,000   11/30/2013
    6.08  Pediatric Specialist                                  5,084    7/31/2008    Neurlogical Consultants of Ti
    6.09  Loyola University Medical Center                     34,634    4/30/2011
    6.10  Stephen P. Ginsberg MD, P.A.                          2,842    8/31/2011    Associates in Primary Care, P.C.
    6.11  Memorial Health Care System, Inc.                    16,142    2/29/2016    Chattanooga Oncology & Hematology
    6.12  St. Vincent Infirmary Medical Center                 35,501    6/30/2020
    6.13  Coastal Children's Clinic, P.A                        4,367    9/30/2008    Coastal Cardiology Association
    6.14  St. Vincent Infirmary Medical                         7,280    6/30/2020
      22  Specially for Children, Children's Hospital          50,900     3/1/2017    Strictly Pediatrics Surgery Center of Texas,
                                                                                        LLP
      24  Hobby Lobby                                          86,024     6/8/2021    Bed Bath and Beyond
      37  Bed, Bath & Beyond                                   36,518    1/31/2009    Crossroads 6 Theaters
      56  Fidelis Security Systems, Inc.                       13,800    6/30/2014    Starpower Communications
      60  Darigold, Inc.                                       62,000    5/31/2017
      63  Harvest Market                                       40,680    8/14/2016    Rite Aid
      66  Sweet Dreams                                          4,682    4/30/2012    Bajio Mexican Grill
      67  Nell's Supermarket                                   51,687    5/31/2026    Wine & Spirits
      72  AWG/Four B Corp                                      65,484    7/30/2026    Log Cabin BBQ
      74  Office Max                                           23,436   10/31/2014    Rugged Warehouse
      75
      80  New Beginnings                                        7,250          MTM    Oriental Food Market
      82  First Pacific Corp.                                  41,100     6/1/2022    Amadeus Cafe
      83  Goody's                                              25,000    3/31/2014    Staples
      85  Party City                                           14,200    8/31/2008    West Marine
      91  ThyssenKrupp Material                                25,200     6/9/2013    Tractel, Inc.
      92
      95  Walgreen Drug Store #6302                            15,120    6/30/2061
      97  Turner Furniture of Opelika, LLC                     35,000    5/31/2023
      99  Family Medical Specialists                            9,400    8/22/2020    Heartland
     102
     103  J. Crew                                               8,642    1/31/2018    Mexicali Blues
     104  Diversified Partners/CTW Retail                       6,603    5/31/2020    Great Expectations
     105
     109  LF Sportswear                                         2,200   12/31/2013



                   Lease                                                         Lease         Occupancy               Occupancy
Loan No.  SF       Expiration         3rd Largest Tenant                  SF     Expiration    Rate(11)(17)(18)(19)    As-of Date
------------------------------------------------------------------------------------------------------------------------------------
       6                                                                                                      90.86%      4/30/2007
    6.01                                                                                                     100.00%      4/30/2007
    6.02   5,984          MTM    Cardiology Associates                    5,017   6/30/2012                   81.23%      4/30/2007
    6.03   8,097   12/31/2022                                                                                100.00%      4/30/2007
    6.04  15,795   12/31/2010    David Samara, MD, PA                    10,515  10/31/2011                   92.96%      4/30/2007
    6.05   5,901    6/30/2010    Stubblefield, M.D. & Austin, M.D.        4,939   6/30/2008                   85.73%      4/30/2007
    6.06   5,448    4/30/2011    M&M Orthopaedics, Ltd                    4,866  11/30/2010                   84.27%      4/30/2007
    6.07                                                                                                     100.00%      4/30/2007
    6.08   4,095   11/30/2013    AOR Management Company of Virginia       3,652   7/31/2007                   82.90%      4/30/2007
    6.09                                                                                                     100.00%      4/30/2007
    6.10   2,208    5/31/2011    Dennis M. Weber, D.P.M.                  1,939  12/31/2008                   80.79%      4/30/2007
    6.11  10,747    4/30/2015    Memorial Health Partners Foundation      8,639   1/31/2017                   93.12%      4/30/2007
    6.12                                                                                                     100.00%      4/30/2007
    6.13   3,915    1/31/2011    J.A. Villarreal, M.D.                    3,293   9/30/2010                   82.11%      4/30/2007
    6.14                                                                                                     100.00%      4/30/2007
      22  20,664     3/1/2017    Children's Urology                       9,395    3/1/2017                  100.00%       4/1/2007
      24  32,000   10/16/2016    Circuit City                            30,438   6/14/2017                   97.06%       6/4/2007
      37  22,500    7/31/2011    Blockbuster Video, Inc.                  7,000   4/30/2009                  100.00%      5/22/2007
      56   9,695   12/31/2016    Selzer, Gurvitch, Rabin & Obecny         8,965  11/30/2011                  100.00%       7/1/2007
      60                                                                                                     100.00%       3/5/2007
      63  18,160     7/2/2009    CSK Kragens Auto                         6,004   1/31/2010                   96.68%      5/31/2007
      66   2,421     3/6/2017    Rejuve/Aveda Salon                       2,348   3/31/2012                   52.39%      5/31/2007
      67   5,170    5/31/2011    Monroe Muffler (Pad Site)                4,500   6/30/2010                   93.88%      5/31/2007
      72   1,732    9/30/2009    The UPS Store                            1,590  11/30/2011                   97.98%       6/1/2007
      74  12,390    3/31/2010    Fashion Bug                              9,200   1/31/2011                  100.00%      5/15/2007
      75                                                                                                      96.55%       6/1/2007
      80   5,260    2/28/2011    Guns N Knives                            4,640   7/31/2010                   91.61%       5/1/2007
      82   2,974    8/31/2012                                                                                 96.71%       6/1/2007
      83  24,013    9/30/2014    King Buffet                              4,200   7/31/2011                  100.00%      5/15/2007
      85   9,485    5/31/2011    Scalini's                                7,712   7/31/2010                  100.00%      3/31/2007
      91  20,160    4/14/2009    Design Knowhow                           9,870   1/31/2013                   85.67%      3/15/2007
      92                                                                                                      95.83%       6/1/2007
      95                                                                                                     100.00%      5/31/2007
      97                                                                                                     100.00%      5/22/2007
      99   5,566    8/31/2010    Valir Health                             3,442   9/30/2008                  100.00%      5/24/2007
     102                                                                                                      71.80%      3/31/2007
     103   3,000    8/12/2012                                                                                 92.97%      4/13/2007
     104   4,079   12/31/2011    Liberty Point Corporation                3,195  11/30/2009                   96.78%      5/15/2007
     105                                                                                                     100.00%       5/1/2007
     109                                                                                                     100.00%       6/1/2007




            Upfront          Monthly               Upfront          Monthly           Upfront         Monthly         Upfront
            Replacement      Replacement           TI/LC            TI/LC             Tax             Tax             Insurance
Loan No.    Reserves(20)     Reserves(20)(21)      Reserves(20)     Reserves(20)      Reserves(20)    Reserves(20)    Reserves(20)
------------------------------------------------------------------------------------------------------------------------------------
       6
    6.01
    6.02
    6.03
    6.04
    6.05
    6.06
    6.07
    6.08
    6.09
    6.10
    6.11
    6.12
    6.13
    6.14
      22            2,122                 2,122                                             266,107          53,089          25,630
      24                                                                                      6,610           6,610
      37            1,044                 1,044                                              47,288          23,644          13,541
      56                                                                                     83,325           8,333
      60            1,000                 1,000            4,167             4,167           19,215           9,608          11,834
      63            1,000                 1,000          100,000                             18,324           6,108           6,189
      66                                                                                     11,736           2,934           3,425
      67
      72                                                                                     26,399           8,800          13,414
      74                                                   2,500             2,500           29,334           4,191           3,822
      75                                                                                      3,474           1,737
      80                                                                                     91,357          13,051
      82                                                   2,917             2,917           71,700           8,962          13,458
      83                                                     833               833           33,387           6,677           2,124
      85              693                   693           32,600             1,000           53,259           7,581           1,517
      91              879                   879            2,589             2,589            9,716           9,716           3,755
      92            1,200                 1,200                                               6,554           6,554           1,766
      95
      97
      99              333                   333            3,583             3,583           13,883           2,314             853
     102           50,000                                                                    10,116           3,372           3,038
     103                                                     800               800            5,856           2,928           5,363
     104              235                   235            1,250             1,250           20,989           5,247             593
     105              709                   709                                               7,904           1,317           2,115
     109


                               Upfront                                   Other
           Monthly             Engineering     Other                     Reserves
Loan No.   Insurance(20)       (20)            Reserves(20)(22)          Description(20)(22)
------------------------------------------------------------------------------------------------------------------------------------
       6
    6.01
    6.02
    6.03
    6.04
    6.05
    6.06
    6.07
    6.08
    6.09
    6.10
    6.11
    6.12
    6.13
    6.14
      22             5,126                                    25,000   Elevator Holdback
      24                                                   3,549,299   Credit Enhancement Escrow
      37             2,708
      56
      60             1,315
      63               774            26,250
      66             1,142
      67
      72             2,236
      74             1,911
      75                                                     209,000   Stabilization Escrow (159,000); Environmental Escrow (50,000)
      80                                                      10,000   Insurance Deductible Escrow
      82             1,495
      83             1,062
      85             1,517
      91             1,877
      92               883
      95
      97                                                      67,812   Lease-Up Escrow (26,250.00); Tax Rent Escrow (41,652.00)
      99               427
     102             1,519
     103               670
     104               593
     105             1,058
     109

           Environmental
           Report         Engineering
Loan No.   Date(23)       Report Date   Sponsor
--------   -------------- -----------   -------------------------------------------------------------------------------------------
       6         Various     Various    HCP Ventures IV, LLC
    6.01       4/11/2007   3/30/2007
    6.02       4/17/2007    4/3/2007
    6.03       4/17/2007   3/30/2007
    6.04       4/12/2007   3/30/2007
    6.05       4/12/2007    4/6/2007
    6.06       4/11/2007   3/30/2007
    6.07       4/11/2007   3/30/2007
    6.08       4/12/2007   3/28/2007
    6.09       4/11/2007   3/30/2007
    6.10       4/12/2007   3/30/2007
    6.11       4/12/2007    4/5/2007
    6.12       4/11/2007   3/30/2007
    6.13       4/11/2007   3/30/2007
    6.14       4/11/2007   3/30/2007
      22       3/16/2007   3/16/2007    Phillip Berry; Jose Cartez; Jay Shapiro; Mark Smith; Jordan Scalo; Kathleen Sanders;
                                        Robert Schlechter
      24       5/29/2007    5/9/2007    Christopher S. Jenkins
      37       4/24/2007   4/10/2007    George Larsen; Donald Baker
      56       5/11/2007   4/26/2007    Ronald D. Paul
      60       4/13/2007   4/30/2007    Paul E. Krug; John O. Coffin
      63        5/9/2007   4/30/2007    William E. Patton; Mary R. Swann
      66       5/23/2007   5/11/2007    Columbus Realty Investments, Ltd.
      67       5/15/2007   4/25/2007    Cedar Shopping Centers Partnership, L.P.
      72       5/14/2007    5/1/2007    Prieb Properties, L.L.C.
      74       5/14/2007    4/2/2007    Andrew C. Hauck III
      75       4/20/2007    5/4/2007    Harold Brown
      80       4/25/2007   5/24/2007    Stephen H. Corn; Leslie Gordon-Corn
      82       5/10/2007    5/7/2007    Jon H. Scott; Pamela Scott
      83       5/14/2007    4/2/2007    Andrew C. Hauck III
      85       12/4/2006   1/15/2007    Charles A. Lotz
      91       3/30/2007    4/6/2007    APCA Fund Advisors, LLC
      92        2/7/2007    5/2/2007    Patrick Michael Perleberg
      95        6/5/2007   5/11/2007    Harley D. O'Neil, Jr.
      97       5/14/2007    5/7/2007    Kenneth R. McGee, II; T. Gaylord Jones
      99       5/14/2007   4/26/2007    T. Gaylord Jones; Kenneth R. McGee, II
     102       2/20/2007   2/15/2007    Amin Jiwa
     103        5/8/2007   4/30/2007    David R. Miley; Ann M. Leighton
                                        Walter L. Brown, Jr. as Indivdual and as Trustee of the Walter L. Brown, Jr. Revocable
                                        Trust Dated July 29, 2005; Tim J. Dollander as Individual and as Trustee of the
     104        5/9/2007   4/26/2007    TJD Separate Property Trust Dated September 1,2005; Christopher P. Hinkson as Individual
     105       4/11/2007    4/3/2007    James J. Giardina
     109        5/9/2007   4/24/2007    None


                                    EXHIBIT B

                                THE MORTGAGE FILE

            The "Mortgage File" for any Mortgage Loan shall, subject to Section 2(b), collectively consist of the following documents:

            (i) (A) the original Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the Originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as Trustee for the registered holders of COMM 2007-C9, Commercial Mortgage Pass-Through Certificates, without recourse" and (B) in the case of a Serviced Companion Loan, a copy of the executed Note for such Serviced Companion Loan;

            (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity); provided, if the related Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS; provided, further, other evidence of filing or recording reasonably acceptable to the Trustee may be delivered in lieu of delivering such UCC financing statements including, without limitation, evidence of such filed or recorded UCC financing statement as shown on a written UCC search report from a reputable search firm, such as CSC/LexisNexis Document Solutions, Corporation Service Company, CT Corporation System and the like or printouts of on-line confirmations from such UCC filing or recording offices or authorized agents thereof;

            (iv) (A) an original or copy of any related security agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any; and (B) an original assignment of any related security agreement (if such item is a document separate from the related Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above; provided, if the related security agreement has been recorded in the name of MERS or its designee, no assignment of security agreement in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of security agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

            (v) (A) stamped or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the Originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property (in each case with evidence of filing or recording thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Custodian, together with original UCC-2 or UCC-3 assignments of financing statements showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the most recent assignee of record thereof prior to the Trustee, if any, and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, an assignment of UCC financing statement by the most recent assignee of record prior to the Trustee or, if none, by the Originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee; provided, if the related UCC financing statement has been recorded in the name of MERS or its designee, no UCC financing statement in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related UCC Financing Statement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of UCC financing statements maintained by MERS;

            (vi) the original or a copy of the Loan Agreement relating to such Mortgage Loan, if any;

            (vii) the original or a copy of the lender's title insurance policy issued in connection with the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or a "marked-up" commitment to insure marked as binding and countersigned by the related insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved as binding in writing by the related title insurance company), or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

            (viii) (A) the original or a copy of the related Assignment of Leases, Rents and Profits (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon; and (B) an original assignment of any related Assignment of Leases, Rents and Profits (a "Reassignment of Assignment of Leases, Rents and Profits") (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above; provided, if the related Assignment of Leases, Rents and Profits has been recorded in the name of MERS or its designee, no Assignment of Leases, Rents and Profits in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Assignment of Leases, Rents and Profits on the records of MERS for purposes of the system of recording transfers of beneficial ownership of assignment of leases, rents and profits maintained by MERS;

            (ix) the original or copy of any environmental indemnity agreements and copies of any environmental insurance policies pertaining to the Mortgaged Properties required in connection with origination of the Mortgage Loans, if any;

            (x) copies of the original Management Agreements, if any, for the Mortgaged Properties;

            (xi) if the Borrower has a leasehold interest in the related Mortgaged Property, the original ground lease and any related lessor estoppel or a copy thereof;

            (xii) if the related assignment of contracts is separate from the Mortgage, the original executed version of such assignment of contracts and the assignment thereof to the Trustee;

            (xiii) if any related Lock-Box Agreement or Cash Collateral Account Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-3 assignments of financing statements assigning such UCC-1 financing statements to the Trustee on behalf of the Certificateholders and with respect to any Serviced Whole Loan, on behalf of Certificateholders and the related Serviced Companion Loan Noteholders);

            (xiv) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan or Serviced Whole Loan has been assumed;

            (xv) the original or a copy of any guaranty of the obligations of the Borrower under the Mortgage Loan or Serviced Whole Loan together with, as applicable, (A) the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the Originator;

            (xvi) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the related Borrower if the Mortgage, Note or other document or instrument referred to above was signed on behalf of the Borrower pursuant to such power of attorney;

            (xvii) the original (or copy, if the original is held by the KRECM Master Servicer pursuant to Section 2(b)) of any letter of credit held by the lender as beneficiary or assigned as security for such Mortgage Loan;

            (xviii) the appropriate assignment or amendment documentation related to the assignment to the Trust of any letter of credit securing such Mortgage Loan (or copy thereof, if the original is held by the KRECM Master Servicer pursuant to Section 2(b)) which entitles the KRECM Master Servicer on behalf of the Trust to draw thereon;

            (xix) with respect hospitality properties, a copy of the franchise agreement, if any, an original or copy of the comfort letter, if any, and any transfer documents with respect to any such comfort letter; and

            (xx) with respect to each Whole Loan, a copy of the related Co-Lender Agreement and a copy of the related Other Pooling and Servicing Agreement, if applicable.

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (iv)(B), (viii)(B) and (xv)(B), may be in the form of one or more instruments in recordable form in any applicable filing or recording offices.

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

      With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date herein specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

            1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

            4) Lien; Valid Assignment. None of the matters referred to in clauses (B), (C) or (D) of the definition of "Permitted Encumbrances" (as defined below), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property, or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage; provided, if the related assignment of Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and enforceable (subject to the exceptions set forth in paragraph 13 below) first lien on the Mortgaged Property (subject to the Permitted Encumbrances) and, subject to the exceptions set forth in paragraph 13 below, valid and enforceable security interest in favor of the holder thereof in all of the related Borrower's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Borrower's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property; provided, if the related Uniform Commercial Code Financing Statement has been recorded in the name of MERS or its designee, no assignment of Uniform Commercial Code Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      "Permitted Encumbrances" shall mean, (A) the lien for current real estate taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (C) exceptions and exclusions specifically referred to in such lender's title insurance policy, (D) other matters to which like properties are commonly subject.

            5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Borrower's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same; provided, if the related Assignment of Leases has been recorded in the name of MERS or its designee, no Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

            6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

            7) Condition of Property; Condemnation. (i) Each of the Mortgaged Properties securing the Mortgage Loans was the subject of an engineering report within 18 months prior to the Cut-off Date. Each such Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan. Each Mortgaged Property securing the Mortgage Loans that was not the subject of an engineering report within 18 months prior to the Cut-off Date is set forth on Schedule C-1 to this Exhibit C and each such Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

            8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

            9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

            10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph
      13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11) Trustee under Deed of Trust. If any Mortgage is a deed of trust,
      (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

            12) Environmental Conditions.

                  i) Each of the Mortgaged Properties securing the Mortgage
            Loans was the subject of an environmental site assessment within 18 months prior to the Cut-off Date or the Mortgaged Property is covered under paragraph 12(iii) below. An environmental site assessment, or an update of a previous such report, was performed with respect to each such Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Borrower was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (iii) the related Borrower was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan.

                  ii) In the case of each Mortgage Loan set forth on Schedule
            C-1 to this Exhibit C, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule C-1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property, and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Borrower (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                  iii) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date, which Mortgaged Properties are set forth on Schedule C-1 to this Exhibit C, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred, or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither Seller nor, to Seller's knowledge, the related Borrower or any current tenant thereon, has received any notice of violation or potential violation of any such law.

            "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

            13) Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Borrower is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreement.

            14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Borrower to maintain all such insurance and, upon such Borrower's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Borrower, or (c) to the reduction of the principal amount of the Mortgage Loan.

            15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

            16) Borrower Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Borrower under a Mortgage Loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

            17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Borrower as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Borrower's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property, and as to such Ground Leases:

                  i) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                  ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

                  iii) The Borrower's interest in such Ground Lease is
            assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
            Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

                  iv) Such Ground Lease is in full force and effect, and the
            Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  v) Such Ground Lease or an estoppel letter or other agreement,
            (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                  vi) A mortgagee is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

                  viii) Under the terms of such Ground Lease and the related
            Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  ix) Such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                  x) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease or if such Ground Lease is rejected in a bankruptcy proceeding.

            18) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

            19) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

            20) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

            21) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

            22) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

            23) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

            24) Releases of Mortgaged Property. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property (that was included in the appraisal for such Mortgaged Property and/or generates income) from the lien of the related Mortgage, except (i) upon payment in full of all amounts due under the related Mortgage Loan, (ii) in connection with a full or partial defeasance pursuant to provisions in the related loan documents, (iii) those Mortgage Loans set forth on Schedule C-1 which provide for certain releases upon the satisfaction of certain legal and underwriting requirements or (iv) upon the payment of a release price and prepayment consideration in connection therewith. Except with respect to a release of a portion of the Mortgaged Properties that was not included in the appraisal or does not generate income, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.1001-3 and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.

            25) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

            26) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit C.

            27) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

            28) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

            29) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

            30) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits, or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Borrower or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            31) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

            32) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

            33) Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Borrower is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

            34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

            35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Borrower, is transferred, sold, or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

            36) Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and it is prohibited from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Borrower for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

            37) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Borrower, provided that at least one natural person (and the Borrower if the Borrower is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Borrower, misappropriation of rents, insurance proceeds, or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

            38) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage Loan.

            39) Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

            40) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

            41) [Reserved]

            42) [Reserved]

      For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller
(i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Mortgage Loan; and (ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including inquiry with a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Seller, to the extent that the Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, lender's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or to any action which has not been taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                            SCHEDULE C-1 TO EXHIBIT C

             KEYBANK'S EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES


Exception to Representation 2:
------------------------------

   With respect to Loan No. 10035133/Western Plaza, the related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by Mezz Cap Finance, LLC (or an

   Affiliate thereof) and is not included in the sale by the Seller to the

   Purchaser. Each related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).


Exception to Representation 12:
-------------------------------

      (ii)(v) With respect to Loan No. 10034980/Oakland Shopping Center, the Environmental Insurance Policy has a two (2) year extended reporting period beyond the term of the policy. The policy expires with the maturity of the loan.


Note: With respect to Loan No. 10034638/North Valley Plaza, a dry cleaners operated on the related Mortgaged Property from 1963 to 1998. Borrower provided the Seller a copy of an environmental indemnity entitled "Agreement as to Environmental Matters for Sale of North Valley Plaza" dated December 18, 2007, between North Valley Plaza Associates, a California general partnership, the general partners Northwestern Mutual Life Insurance Company and The Macerich Partnership, as the indemnitors, and M & H Realty Partners IV, LP, as the indemnitee. That agreement purports to indemnify the indemnitee, any successive fee title holder, and any lender secured by a mortgage lien on the Mortgaged Property from and against claims and expenses associated with the dry cleaners impact to, and the resultant remediation of, the Mortgaged Property.

Exception to Representation 17:
-------------------------------

      (iii) With respect to the Harris County, Texas property of Loan No. 10034495/HCPI MOB Portfolio, Borrower's interest in the Ground Lease is assignable to the Purchaser and its successors and assigns without the consent of the lessor upon foreclosure or assignment in lieu thereof, but the Purchaser takes subject to all of the terms and conditions of the Ground Lease, including, without limitation, the lessor's right of first refusal, the lessor's right of first offer, and the lessor's right to consent (not to be unreasonably withheld) for any subsequent assignment. Further, if Purchaser desires to assign the Ground Lease to a "Healthcare Company", lessor's consent may be given or withheld in lessor's sole and absolute discretion. Note, however, if Purchaser cures a Ground Lease default, or if the lessor terminates the Ground Lease following a Ground Lease default of a nature which cannot be cured by Purchaser, or if Borrower rejects the Ground Lease in bankruptcy, the lessor will enter into a new lease with the Purchaser, or any party designated by Purchaser. The new lease will allow Purchaser a one time right to assign its interests as tenant under the new lease to a third party other than a Healthcare Company (i.e. a competitor of lessor) provided lessor's prior written consent is obtained, which consent should not be unreasonably withheld. Further, Purchaser must cure all defaults under the Ground Lease that can be cured by the payment of money and must pay to the lessor all rents and other sums that would have been due and payable by Borrower under the Ground Lease.

            With respect to each of the Chattanooga Surgery Center and the Chattanooga Plaza properties of Loan No. 10034495/HCPI MOB Portfolio, Borrower's interest in the Ground Lease is assignable to the Purchaser and its successors and assigns without the consent of the lessor upon foreclosure or assignment in lieu thereof, but the Purchaser takes subject to all of the terms and conditions of the Ground Lease, including, without limitation, the lessor's right of first offer, and the lessor's right to consent (not to be unreasonably withheld) for any subsequent assignment.

      (iv) With respect to the Harris County, Texas property of Loan No. 10034495/HCPI MOB Portfolio, mortgagee's consent is required for amendment but the provisions do not specifically say that an amendment will not be binding on mortgagee unless consented to by mortgagee.

      (v) With respect to each of the Chattanooga Surgery Center, the Chattanooga Plaza, and the Harris County, Texas properties of Loan No. 10034495/HCPI MOB Portfolio, the lessor agrees that it will not seek to terminate the Ground Lease until lessor has given the holder of the Mortgage notice of default and an opportunity to cure, but the provisions do not specifically say that no notice of termination is effective unless a copy has been delivered to the holder of the Mortgage.

      (vii) With respect to each of the Chattanooga Surgery Center and the Chattanooga Plaza properties of Loan No. 10034495/HCPI MOB Portfolio, if the Mortgaged Property is destroyed by casualty and the Ground Lease is terminated pursuant to its terms, proceeds are used first to clear the debris, then the remainder goes to toward payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest.

Note: With respect to each of the Chattanooga Surgery Center and the Chattanooga Plaza properties of Loan No. 10034495/HCPI MOB Portfolio, the related lessor must be given notice of any default by the Borrower under the related Mortgage and a reasonable opportunity to cure said default prior to foreclosure.

Exception to Representation 23:
-------------------------------

      With respect to Loan No. 10035133/Western Plaza the related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by Mezz Cap Finance, LLC (or an Affiliate thereof) and is not included in the sale by the Seller to the Purchaser. Each related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

Exception to Representation 24:
-------------------------------

With respect to Loan No. 10033807/8880 Ward Parkway and 12 Wyandotte Street, the related Mortgage allows the mortgagee to obtain the release of a portion of the related Mortgaged Property upon payment of a release price and prepayment consideration. There is no provision allowing the mortgagee or servicer to require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.1001-3.


Loan No. 10034495/HCPI MOB Portfolio is a multi-property Mortgage Loan that permits: (i) the release of an individual property upon satisfaction of specified criteria, including payment of a specified release price and prepayment consideration in connection therewith; and (ii) the substitution of an individual properties upon satisfaction of specified criteria, including delivery of applicable REMIC opinion letters.

Exception to Representation 29:
-------------------------------

      With respect to Loan No. 10035133/Western Plaza the related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by Mezz Cap Finance, LLC (or an Affiliate thereof) and is not included in the sale by the Seller to the Purchaser. Each related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

      With respect to Loan No. 10061491/Barnes Marketplace, the borrower may incur additional debt secured by the Mortgaged Property in connection with a transfer of the underlying Mortgaged Property and assumption of the Mortgage Loan in accordance with the provisions of the Mortgage Loan documents subject to the satisfaction of various conditions, including: (i) no default then exists under the Mortgage Loan documents, (ii) the cash flow from the Mortgaged Property and the combined obligations of the Mortgage Loan and the subordinate mortgage loan would result in a DSCR for the Mortgaged Property of no less than 1.20x, (iii) the LTV of the Mortgaged Property taking into account the combined obligations of the Mortgage Loan and the subordinate mortgage loan is not higher than 80%, (iv) the subordinate lender has entered into an intercreditor agreement with the lender, which provides for subordination of the related subordinate loan to the related underlying Mortgage Loan, (v) the related borrower has entered into a lockbox agreement governing the collection of rent and the disbursement thereof; and (vi) the holder of the subordinate debt is the transferring borrower.

Exception to Representation 35:
-------------------------------

      With respect to Loan No. 10035094/Scottsdale, the related Mortgage allows the Borrower to obtain mezzanine financing secured by pledged equity interests in Borrower subject to certain conditions including: (i) a combined loan-to-value ratio of no more than 90%; (ii) a combined debt service coverage ratio of no less than 1.05 to 1.00; and (iii) execution of an intercreditor agreement in form and substance satisfactory to the lender.

      With respect to Loan No. 10034966/Olentangy Commons Apartments, the Borrower has obtained mezzanine financing in the amount of $9,000,000 secured by pledged equity interests in Borrower. An intercreditor agreement has been executed.

      Loan No. 10034495/HCPI MOB Portfolio permits: (i) transfers of title to the Mortgaged Property to an affiliate of the sponsor, provided certain conditions are satisfied; and (ii) in connection with a recapitalization of the related Borrower, simultaneous transfers of up to 90% of the direct or indirect equity interests in the related Borrower, to an institutional joint venture partner, provided certain conditions are satisfied, including sponsor retaining control of the day-to-day business operations of the related Borrower.

      With respect to Loan No. 10035064/Stonehedge, limited partnership interests in the sole member of the Mortgagor may be freely transferred so long as there is no change in the general partner. Further, so long as the general partner of the sole member of the Mortgagor is a publicly traded entity, interests in said general partner may be freely transferred.

      With respect to Loan No. 10033807/8880 Ward Parkway and 12 Wyandotte Street, the prior written consent of the holder of the Mortgage is not required for certain transfers so long as certain conditions precedent are satisfied.

      With respect to Loan No. 10031923/Strictly Pediatrics, the prior written consent of the holder of the Mortgage is not required for (i) transfers of up to 49% of the interests in the related borrower so long as certain parties retain control of the related borrower and certain other conditions precedent are satisfied and (ii) the pledge of up to 25% of the membership interest of the related borrower so long as there is no change in control of the related borrower.

      With respect to Loan No. 10034185/West Carmel Marketplace, the prior written consent of the holder of the Mortgage is not required for transfers of membership interests of the related borrower among the current members of the related borrower so long as the parties with control of the related borrower retain no less than 50% control following the transfer and certain other conditions precedent are satisfied.

      With respect to Loan No. 10034866/149 Spring Street, the related borrower, an individual, may transfer title to the Mortgaged Property to a trust for the benefit of the immediate family members of the related borrower so long as (i) there is no change in control of the Mortgaged Property and (ii) the related borrower remains liable under the related Mortgage Loan documents.

Exception to Representation 36:
-------------------------------

      With respect to Loan No. 10033807/8880 Ward Parkway and 12 Wyandotte Street, the related Mortgage allows the Borrower to obtain unsecured indebtedness in the form of member loans so long as such indebtedness is (i) made in accordance with the related Mortgage Loan documents and Borrower's organizational documents; (ii) subordinate to the related Mortgage Loan; (iii) payable out of net cash flow from the Mortgaged Property after payment of debt service and escrow obligations of the Mortgage Loan and all operating expenses.

      With respect to Loan No. 10031741/Crossroads Festival Shopping Center, the related Mortgage allows the Borrower to obtain unsecured indebtedness in the form of member loans so long as such indebtedness (i) does not exceed $250,000 in the aggregate; (ii) is made in accordance with the related Mortgage Loan documents and Borrower's organizational documents; (iii) is subordinate to the related Mortgage Loan; and (iv) is used exclusively in connection with the Mortgaged Property.

      With respect to Loan No. 10034966/Olentangy Commons Apartments, the Borrower has obtained mezzanine financing in the amount of $9,000,000 secured by pledged equity interests in Borrower. An intercreditor agreement has been executed.

      With respect to Loan No. 10061491/Barnes Marketplace, the borrower may incur additional debt secured by the Mortgaged Property in connection with a transfer of the underlying Mortgaged Property and assumption of the Mortgage Loan in accordance with the provisions of the Mortgage Loan documents subject to the satisfaction of various conditions, including: (i) no default then exists under the Mortgage Loan documents, (ii) the cash flow from the Mortgaged Property and the combined obligations of the Mortgage Loan and the subordinate mortgage loan would result in a DSCR for the Mortgaged Property of no less than 1.20x, (iii) the LTV of the Mortgaged Property taking into account the combined obligations of the Mortgage Loan and the subordinate mortgage loan is not higher than 80%, (iv) the subordinate lender has entered into an intercreditor agreement with the lender, which provides for subordination of the related subordinate loan to the related underlying Mortgage Loan, (v) the related borrower has entered into a lockbox agreement governing the collection of rent and the disbursement thereof; and (vi) the holder of the subordinate debt is the transferring borrower.

Exception to Representation 37:
-------------------------------

      With respect to Loan No. 10033807/8880 Ward Parkway and 12 Wyandotte Street, the related Mortgage Loan constitutes the non-recourse obligations of the related Borrower. Two natural persons and an affiliate are liable for damages arising in the case of fraud or willful misrepresentation by the Borrower, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants, but the liability of each is limited to the lesser of 50% of the total liabilities or 50% of the amount of the Mortgage Loan.

      With respect to Loan No. 10035568/110 Shawmut Road, the related Mortgage Loan constitutes the non-recourse obligations of the related Borrower. No natural person is liable for damages arising in the case of fraud or willful misrepresentation by the Borrower, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants, but an affiliate is liable for damages arising in the case of fraud or willful misrepresentation by the Borrower, misappropriation of rents, insurance proceeds or condemnation awards.

      With respect to Loan No. 10034185/West Carmel Marketplace, the related Mortgage Loan constitutes the non-recourse obligations of the related Borrower. No natural person is liable for damages arising in the case of fraud or willful misrepresentation by the Borrower, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants, but an affiliate is liable for said damages.

With respect to Loan Nos. 10034495/HCPI MOB Portfolio, 10035064/Stonehedge, and 10035085/Price Chopper Center, no natural person is liable for the specified non-recourse carve-outs.

                              Annex A to Exhibit C
                              --------------------

              Mortgage Loans With Environmental Insurance Coverage
              ----------------------------------------------------

                        None.

                                    EXHIBIT D

                      FORM OF CERTIFICATE OF AN OFFICER OF
                                   THE SELLER

             Certificate of Officer of KeyBank National Association

            I, ______________________, a ______________________ of KeyBank
National Association (the "Seller"), hereby certify as follows:

            The Seller is a national banking association duly organized and validly existing under the laws of the Unites States of America.

            Attached hereto as Exhibit I are true and correct copies of the Certificate of Corporate Existence and organizational documents of the Seller, which Certificate of Corporate Existence and organizational documents are on the date hereof, and have been at all times in full force and effect.

            To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

            Each person listed below is and has been duly elected and qualified officer or authorized signatory of the Seller and his or her genuine signature is set forth opposite his or her name:

           Name                       Office                   Signature
---------------------------  --------------------------  -----------------------

---------------------------  --------------------------  -----------------------

---------------------------  --------------------------  -----------------------

            Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated August 14, 2007 (the "Purchase Agreement"), between the Seller and Deutsche Mortgage & Asset Receiving Corporation providing for the purchase by Deutsche Mortgage & Asset Receiving Corporation from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

            Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of __________ __, 20__.



                                       By:____________________________________
                                          Name:
                                          Title:

            I, [name], [title], hereby certify that __________ is a duly elected or appointed, as the case may be, qualified and acting __________ of the Seller and that the signature appearing above is his or her genuine signature.

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of __________ __, 20__.



                                       By:____________________________________
                                          Name:
                                          Title: